HUDSON UNITED BANCORP
                                POWER OF ATTORNEY
                                    FORM S-8


         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective) to this Registration Statement on Form S-8 of Hudson United Bancorp (SEC file No. _________________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


                  Signature                                     Title                              Date
                  ---------                                     -----                              ----

                                                     Chairman, President, Chief
KENNETH T. NEILSON                                 Executive Officer and Director
-------------------------------------------        (Principal Executive Officer)              May 20, 1999
Kenneth T. Neilson


ROBERT J. BURKE
-------------------------------------------                   Director                        May 20, 1999
Robert J. Burke


DONALD P. CALCAGNINI
-------------------------------------------                   Director                        May 20, 1999
Donald P. Calcagnini


JOAN DAVID
-------------------------------------------                   Director                        May 20, 1999
Joan David


NOEL DeCORDOVA, JR.
-------------------------------------------                   Director                        May 20, 1999
Noel deCordova, Jr.


THOMAS R. FARLEY
-------------------------------------------                   Director                        May 20, 1999
Thomas R. Farley



BRYANT MALCOLM
-------------------------------------------                   Director                        May 20, 1999
Bryant Malcolm


W. PETER McBRIDE
-------------------------------------------                   Director                        May 20, 1999
W. Peter McBride


CHARLES F.X. POGGI
-------------------------------------------                   Director                        May 20, 1999
Charles F.X. Poggi


DAVID A. ROSOW
-------------------------------------------                   Director                        May 20, 1999
David A. Rosow


JAMES E. SCHIERLOH
-------------------------------------------                   Director                        May 20, 1999
James E. Schierloh



-------------------------------------------                   Director                        May ___, 1999
Sister Grace Frances Strauber


JOHN H. TATIGAN, JR.
-------------------------------------------                   Director                        May 20, 1999
John H. Tatigan, Jr.


JOSEPH F. HURLEY                                    Executive Vice President and
-------------------------------------------            Chief Financial Offer                  May 20, 1999
Joseph F. Hurley


RICHARD ALBAN
-------------------------------------------                  Controller                       May 20, 1999
Richard Alban
